PROSPECTUS

                                   May 1, 2004

                          JNL(R) VARIABLE FUND III LLC
                 225 West Wacker Drive o Chicago, Illinois 60606

This Prospectus provides you with the basic information you should know before investing in the JNL Variable Fund III LLC (JNL Variable Fund).

The interests of the JNL Variable Fund are sold to life insurance separate accounts to fund the benefits of variable annuity contracts. The JNL Variable Fund currently offers interests in the following Fund:

         JNL/Mellon Capital Management The DowSM 10 Fund

THE FUND OFFERS TWO CLASSES OF SHARES, CLASS A AND CLASS B. CLASS A SHARES ARE DESCRIBED IN THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE JNL VARIABLE FUND'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

For more detailed information about JNL Variable Fund and the Fund, see JNL Variable Fund's Statement of Additional Information (SAI), which is incorporated by reference into (which means it legally is a part of) this Prospectus.



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"Dow Jones," "Dow Jones Industrial AverageSM," "DJIASM" and "The Dow 10SM" are
service marks of Dow Jones & Company, Inc. (Dow Jones). Dow Jones has no relationship to JNL Variable Fund and Mellon Capital Management Corporation, other than the licensing of the Dow Jones Industrial Average (DJIA) and its service marks for use in connection with the JNL/Mellon Capital Management The DowSM 10 Fund.

DOW JONES DOES NOT:

o Sponsor, endorse, sell or promote the JNL/Mellon Capital Management The DowSM 10 Fund.

o Recommend that any person invest in the JNL/Mellon Capital Management The DowSM 10 Fund or any other securities.

o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the JNL/Mellon Capital Management The DowSM 10 Fund.

o Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital Management The DowSM 10 Fund.

o Consider the needs of the JNL/Mellon Capital Management The DowSM 10 Fund or the owners of the JNL/Mellon Capital Management The DowSM 10 Fund in determining, composing or calculating the DJIA or have any obligation to do so.

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DOW JONES WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE JNL/MELLON CAPITAL
MANAGEMENT THE DOWSM 10 FUND. SPECIFICALLY,

o DOW JONES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:

     o    THE RESULTS TO BE OBTAINED BY THE  JNL/MELLON  CAPITAL  MANAGEMENT THE
          DOWSM 10 FUND, THE OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT THE DOWSM 10 FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DJIA AND THE DATA INCLUDED IN THE DJIA;

     o    THE ACCURACY OR COMPLETENESS OF THE DJIA AND ITS DATA;

     o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DJIA AND ITS DATA;

o DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DJIA OR ITS DATA;

o UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN JACKSON NATIONAL LIFE INSURANCE COMPANY AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT THE DOWSM 10 FUND OR ANY OTHER THIRD PARTIES.
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"JNL(R)," "Jackson National(R)" and "Jackson National Life(R)" are trademarks of
Jackson National Life Insurance Company.



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                                TABLE OF CONTENTS

About the JNL/Mellon Capital Management The DowSM 10 Fund.........................................................1

         Investment Objective.....................................................................................1

         Principal Investment Strategies..........................................................................1

         Principal Risks of Investing in The DowSM 10 Fund........................................................1

         Additional Information About the Principal Investment Strategies, Other Investments
         and Risks of The DowSM 10 Fund...........................................................................3

Management of the JNL Variable Fund...............................................................................5

         Investment Adviser.......................................................................................5

         Investment Sub-Adviser...................................................................................5

Administrative Fee................................................................................................6

Classes of Shares.................................................................................................6

Rule 12b-1 Plan...................................................................................................7

Investment in Fund Interests......................................................................................7

Market Timing Policy..............................................................................................8

Redemption of Fund Interests......................................................................................8

Tax Status........................................................................................................8

         General..................................................................................................8

         Contract Owners..........................................................................................8

         Internal Revenue Services Diversification Requirements...................................................9

Financial Highlights..............................................................................................9
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ABOUT THE JNL/MELLON CAPITAL  MANAGEMENT THE DOWSM 10 FUND (formerly  JNL/Curian
The DowSM 10 Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management The DowSM 10 Fund (The Dow 10 Fund) is total return through a combination of capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Dow 10 Fund seeks to achieve its objective by investing approximately equal amounts in the common stock of the ten companies included in the Dow Jones Industrial Average (DJIA) which have the highest dividend yields on or about the business day before each "Stock Selection Date." The ten companies are selected only once annually on or about January 1 of each year, the Stock Selection Date. The sub-adviser generally uses a buy and hold strategy, trading only within the five business days immediately following each Stock Selection Date and when cash flow activity occurs in the Fund.

PRINCIPAL RISKS OF INVESTING IN THE DOW 10 FUND. An investment in The Dow 10 Fund is not guaranteed. As with any mutual fund, the value of The Dow 10 Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because The Dow 10 Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o NON-DIVERSIFICATION. The Dow 10 Fund is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Fund may hold securities of a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, The Dow 10 Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in The Dow 10 Fund's total return and share price.

     o LIMITED MANAGEMENT. The Dow 10 Fund's strategy of investing in ten companies according to criteria determined on a Stock Selection Date prevents The Dow 10 Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the ten selected companies, between Stock Selection Dates. As compared to other funds, this could subject The Dow 10 Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent The Dow 10 Fund from taking advantage of opportunities available to other funds.

     o INVESTMENT STRATEGY RISK. The principal investment strategy of the Fund involves selecting large capitalization common stocks that have high dividend yields relative to other capitalization common stocks comprising an index. The dividend yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will be maintained.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of February 18, 2004, Mellon Capital Management Corporation ("Mellon Capital") replaced Curian Capital, LLC as the sub-adviser to this Fund. Returns shown for the period prior to February 18, 2004, reflect the results achieved by prior sub-advisers.

     ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                [OBJECT OMITTED]

                  4.70%             -3.21%           -9.94%            24.79%

                  2000              2001             2002              2003

During the period covered, the Fund's highest quarterly return was 19.97% (2nd quarter of 2003) and its lowest quarterly return was -21.55% (3rd quarter of
2002).
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AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
---------------------------------------------------------------------- --------------------- --------------------
                                                                              1 YEAR            LIFE OF FUND*
---------------------------------------------------------------------- --------------------- --------------------
JNL/Mellon Capital Management The DowSM 10 Fund (Class A)                      24.79%                0.39%
Dow Jones Industrial Average                                                   28.29%                0.64%
---------------------------------------------------------------------- --------------------- --------------------

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

*The Fund began operations on August 17, 1999.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

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ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-------------------------------------------------------------------------------------------
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                                                                         CLASS A
--------------------------------------------------------------- ---------------------------
--------------------------------------------------------------- ---------------------------
Management/Administrative Fee*                                              .52%
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12b-1 Service Fee**                                                         .20%
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--------------------------------------------------------------- ---------------------------
Other Expenses                                                              .01%
--------------------------------------------------------------- ---------------------------
--------------------------------------------------------------- ---------------------------
Total Fund Annual Operating Expenses                                        .73%
--------------------------------------------------------------- ---------------------------
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*This fee reflects a reduction in connection with the approval of Mellon Capital as the new sub-adviser to the Fund and the adoption of a 0.20% Rule 12b-1 fee for the Fund's Class A shares.

**Effective December 15, 2003, the Fund implemented the Rule 12b-1 fee for Class A shares as part of its adoption of a Rule 12b-1 Plan. Rule 12b-1 fees may not exceed 0.20% of average daily net assets attributed to Class A shares.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts and the Separate Account. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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EXPENSE EXAMPLE                          CLASS A
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
1 Year                              $85  $75
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3 Years                            $265  $233
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5 Years                            $460  $406
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10 Years                         $1,025  $906
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ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER
INVESTMENTS AND RISKS OF THE DOW 10 FUND. The Dow 10 Fund invests in the common stock of ten companies included in the DJIA. The ten common stocks are chosen on or about the business day before each Stock Selection Date as follows:

         o the sub-adviser determines the dividend yield on each common stock in the DJIA on or about the business day before the Stock Selection Date; and

         o the sub-adviser allocates approximately equal amounts of The Dow 10 Fund to the ten companies in the DJIA that have the highest dividend yield.

For the purpose of determining the allocation among the selected stocks of purchases and sales which will be made in response to cash inflows and outflows prior to the next Stock Selection Date, the sub-adviser determines the percentage relationship between the number of shares of each of the ten common stocks selected. Between Stock Selection Dates, when cash inflows and outflows require, The Dow 10 Fund purchases and sells common stocks of the ten selected companies approximately according to the percentage relationship among the common stocks established on the prior Stock Selection Date.

To effectively manage cash inflows and outflows, The Dow 10 Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Dow 10 Fund may also invest to some degree in money market instruments.

The stocks in The Dow 10 Fund are not expected to reflect the entire DJIA nor track the movements of the DJIA.

The performance of The Dow 10 Fund depends on the sub-adviser's ability to effectively implement the investment strategies of this Fund and will also depend on the performance of the stocks selected that meet the stock selection criteria.

The SAI has more information about The Dow 10 Fund authorized investments and strategies, as well as the risks and restrictions that may apply to them.

INVESTMENT OBJECTIVES. The investment objectives and policies of The Dow 10 Fund are not fundamental and may be changed by the Board of Managers of the Fund, without interest holder approval.


MORE INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE DOW 10 FUND.

It is generally not possible for the sub-adviser to purchase round lots (usually 100 shares) of stocks in amounts that will precisely duplicate the prescribed mix of securities. Also, it usually will be impossible for The Dow 10 Fund to be 100% invested in the prescribed mix of securities at any time. To the extent that The Dow 10 Fund is not fully invested, the interests of the interest holders may be diluted and total return may not directly track the investment results of the prescribed mix of securities. To minimize this effect, the sub-adviser generally attempts to maintain, to the extent practicable, a minimum cash position at all times. Normally, the only cash items held by The Dow 10 Fund will be amounts expected to be deducted as expenses and amounts too small to purchase additional round lots of the securities selected for the Fund's portfolios.

The sub-adviser attempts to replicate the percentage relationship (determined based on the number of shares of each stock, not the stocks' prices or values) of the stocks selected at the prior "Stock Selection Date" when purchasing or selling stocks for The Dow 10 Fund in response to cash inflows or outflows between Stock Selection Dates. This method of allocating purchases and sales of stocks based on percentage relationships of the number of shares of each stock owned immediately after the Stock Selection Date seeks to minimize the effect of such subsequent purchases and sales, and their timing, on the investment performance of the Fund. The percentage relationship among the number of shares of each of the stocks in The Dow 10 Fund should therefore remain relatively stable between Stock Selection Dates. However, given the fact that the market price of each of the selected stocks will vary throughout the year, the value of the stock of each of the companies owned by the Fund, as compared to the total assets of The Dow 10 Fund, will fluctuate during the year, above and below the proportions established on the previous Stock Selection Date.

Certain provisions of the Investment Company Act of 1940, as amended, limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (Securities Related Companies). The JNL Variable Fund has been granted an exemption by the Securities and Exchange Commission
(SEC) from this limitation so that The Dow 10 Fund may invest up to approximately 10.5% of the Fund's total assets in the stock of Securities Related Companies. The 10.5% standard are applied to the value of each security held by a Fund based on the prices of Common Shares as of the first business day after the Stock Selection Date.

Section 817(h) of the Internal Revenue Code of 1986, as amended ("Code"), provides that, in order for a variable annuity contract that allocates funds to a Fund to qualify as an annuity contract, the Fund must be adequately diversified in accord with regulations issued under the Code. To be adequately diversified under current regulations, a Fund must have (a) no more than 55% of the value of its total assets represented by any one investment; (b) no more than 70% of the value of its total assets represented by any two investments;
(c) no more than 80% of its total assets represented by any three investments; and (d) no more than 90% of the value of its total assets represented by any four investments. The sub-adviser may depart from a JNL/Mellon Capital Management Target Fund's investment strategy to the extent necessary to maintain compliance with these requirements.

In selecting the securities to be purchased by the JNL/Mellon Capital Management Target Fund, in the sub-adviser excludes the stocks of companies which, based on publicly available information as of two business days prior to the Stock Selection Date, are the target of an announced merger or acquisition which will result in shareholders receiving stock in another entity in exchange for their investment in the company and which is expected to be completed within six months after the Stock Selection Date. The security selection criteria then are reapplied to select the stock of another company in place of any company so excluded.

DESCRIPTION OF INDEX. The stocks included in The Dow Jones Industrial Average are chosen by the editors of THE WALL STREET JOURNAL as representative of the broad market and of American industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors.

The portfolio of The Dow 10 Fund consists of the common stocks of companies listed on the DJIA. Except as previously described, the publisher of the DJIA has not granted the JNL Variable Fund or the investment adviser a license to use its index. Except as previously described, The Dow 10 Fund is not designed or intended to result in investment returns that parallel or correlate with the movements in the DJIA and it is expected that its investment returns will not parallel or correlate with such movements. The publisher of the DJIA has not participated in any way in the creation of the JNL Variable Fund or the Fund or in the selection of stocks in the Fund.

LEGISLATION. At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the common stock in The Dow 10 Fund or the issuers of such common stock. Further, changing approaches to regulation may have a negative impact on certain companies represented in The Dow 10 Fund. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the common stock held in the Fund to achieve their business goals.

                       MANAGEMENT OF THE JNL VARIABLE FUND

INVESTMENT ADVISER

Under Delaware law and the JNL Variable Fund's Certificate of Formation and Operating Agreement, the management of the business and affairs of the JNL Variable Fund is the responsibility of the Board of Managers of the JNL Variable Fund.

Jackson National Asset Management, LLCSM (JNAM L.L.C. SM or the Adviser), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the JNL Variable Fund and provides the JNL Variable Fund with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company (JNL), which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. The Adviser is the successor to Jackson National Financial Services, LLC which served as an investment adviser to the JNL Variable Fund until January 31, 2001, when it transferred its duties as investment adviser to the Adviser.

The Adviser has selected Mellon Capital Management Corporation as sub-adviser to manage the investment and reinvestment of the assets of the Fund. The Adviser monitors the compliance of the sub-adviser with the investment objectives and related policies of The DowSM 10 Fund and reviews the performance of the sub-adviser and reports periodically on such performance to the Board of Managers of the JNL Variable Fund.

As compensation for its services, the Adviser receives a fee from the JNL Variable Fund. The fee is stated as an annual percentage of the net assets of the Fund. The fee, which is accrued daily and payable monthly, is calculated on the basis of the average net assets of The DowSM 10 Fund. Once the average net assets of the Fund exceed specified amounts, the fee is reduced with respect to such excess.

The DowSM 10 Fund is obligated to pay the Adviser the following fee:

ASSETS                                             ANNUAL RATE
------                                             -----------
$0 to $50 million                                       0.37%
$50 to $100 million                                     0.31%
Over $100 million                                       0.28%

INVESTMENT SUB-ADVISER

Mellon Capital Management Corporation, a Delaware corporation and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, is the sub-adviser for each Fund. Mellon Capital's address 595 Market Street, Suite 300, San Francisco, California 94105. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial holding company.

Under the terms of the Sub-Advisory Agreement between Mellon Capital and the Adviser, Mellon Capital manages the investment and reinvestment of the assets of The DowSM 10 Fund, subject to the oversight and supervision of the Adviser and the Board of Managers of the JNL Variable Fund. Mellon Capital formulates a continuous investment program for the Fund consistent with its investment objectives and policies outlined in this Prospectus. Mellon Capital implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board of Managers of the JNL Variable Fund with respect to the implementation of such programs.

 Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives.
As compensation for its services, Mellon Capital receives a fee from the Adviser, stated as an annual percentage of the net assets of The DowSM 10 Fund. The SAI contains a schedule of the management fees the Adviser currently is obligated to pay Mellon Capital out of the advisory fee it receives from The DowSM 10 Fund.

The Adviser and the JNL Variable Fund, together with other investment companies of which the Adviser is investment adviser, have been granted an exemption from the SEC that allows the Adviser to hire, replace or terminate unaffiliated sub-advisers with the approval of the Board of Managers, but without the approval of shareholders. The order also allows the Adviser to revise a sub-advisory agreement with the approval of the Board of Managers, but without shareholder approval. Under the terms of the exemption, if a new sub-adviser is hired by the Adviser, shareholders in the affected Fund will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The shareholders approved the application of this order to the Funds at a meeting held on December 1, 2003.

The Adviser provides the following oversight and evaluation services to the Fund, including, but not limited to:

     o performing initial due diligence on prospective sub-advisers for the Fund;

     o    monitoring the performance of sub-advisers;

     o    communicating performance expectations to the sub-advisers; and

     o    ultimately   recommending   to  the  Board  of   Managers   whether  a
          sub-adviser's contract should be renewed, modified or terminated.

The Adviser does not expect to recommend frequent changes of sub-advisers. Although the Adviser will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time. The Fund will seek shareholder approval before relying on the exemptive order.

                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, The DowSM 10 Fund pays to the Administrator an Administrative Fee of 0.15% of the average daily net assets of the Fund. In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the JNL Variable Fund and the Fund. In accord with the Administration Agreement, the Administrator is responsible for payment of expenses related to legal, audit, fund accounting, custody, printing and mailing and all other services necessary for the operation of the JNL Variable Fund and the Fund. The Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, and the fees and expenses of the disinterested Managers and of independent legal counsel to the disinterested Managers.

                                CLASSES OF SHARES

Effective December 15, 2003, the JNL Variable Fund has adopted a multi-class plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. Under the multi-class plan, each Fund has two classes of interests (Class A and Class B). The outstanding shares of all Funds as of that date have been redesignated Class A shares.

The prospectus offers one class of shares. The Class A interests of each Fund will be subject to a Rule 12b-1 fee equal to 0.20% of the Fund's average daily net assets attributable to Class A interests. Class B interests will not be subject to the Rule 12b-1 fee.

Under the multi-class structure, the Class A and Class B interests of each Fund represent interests in the same portfolio of securities and will be substantially the same except for "class expenses." The expenses of each Fund will be borne by each Class of interests based on the net assets of the Fund attributable to each Class, except that class expense will be allocated to the appropriate Class. "Class expenses" will include any distribution or administrative or service expense allocable to that Class, pursuant to the Rule 12b-1 Plan described below, and any other expense that JNAM determines, subject to ratification or approval by the Board, to be properly allocable to that Class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular Class (or contract owners of variable contracts funded by shares of such Class) materials such as prospectuses, shareholder reports and (ii) professional fees relating solely to one Class.

                                 RULE 12B-1 PLAN

On September 25, 2003, the Board of Managers of JNL Variable Fund, including all of the "disinterested" Managers (within the meaning of the Investment Company Act of 1940, as amended), approved a Rule 12b-1 Plan ("Plan") in connection with the Board's adoption of a multi-class plan authorizing Class A and Class B interests. Under the Plan, each Fund will pay a Rule 12b-1 fee at an annual rate of up to 0.20% of the Fund's average daily net assets attributed to Class A interests, to be used to pay or reimburse distribution and administrative or other service expenses with respect to Class A interests. Jackson National Life Distributors ("JNLD"), as principal underwriter, to the extent consistent with existing law and the Plan, may use the Rule 12b-1 fee to reimburse fees or to compensate broker-dealers, administrators, or others for providing distribution, administrative or other services. At the September 25, 2003 meeting, the Board also approved a Distribution Agreement with JNLD appointing JNLD as the principal underwriter for the Funds and reflecting the terms of the Plan. Current interest holders of each Fund, who will become Class A interest holders of the Fund, must approve the Plan before it becomes effective for that Fund.

                          INVESTMENT IN FUND INTERESTS

Interests in the Fund are currently sold to Jackson National Separate Account III, a separate account of JNL, 1 Corporate Way, Lansing, Michigan 48951, and Jackson National Life Insurance Company of New York, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable annuity contracts (Contracts). An insurance company purchases interests in the Fund at net asset value using premiums received on Contracts issued by JNL. Purchases are effected at net asset value next determined after the purchase order, in proper form, is received by the Fund's transfer agent. There is no sales charge. Interests in the Fund are not available to the general public directly.

The net asset value per interest of The DowSM 10 Fund is determined by the Administrator at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per interest is calculated by adding the value of all securities and other assets of the Fund, deducting its liabilities, and dividing by the number of interests outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value. The Board of Managers has adopted procedures pursuant to which the Administrator may determine, subject to Board verification, the "fair value" of a security for which a current market price is not available.

When fair-value pricing is employed, the securities prices used to calculate a Fund's NAV may differ from quoted or published prices for the same securities.

All investments in the Fund are credited to the interest holder's account in the form of full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share). The Fund does not issue interest certificates.

                              MARKET TIMING POLICY

Excessive round trip purchase and redemption transactions may interfere with the effective management of a Fund and raise a Fund's brokerage and administrative costs. The Funds have not adopted policies limiting frequent purchase and redemption of Fund shares because (i) Fund shares may only be purchased by separate accounts of JNL and an affiliated insurance company, by those insurance companies themselves, and by a qualified plan for JNL and its affiliates, which have adopted their own policies and procedures with respect to excessive share transactions and market timing and (ii) the Fund only receives orders on an omnibus basis, so that it cannot identify individual investor activity. The relevant policies and procedures of the separate accounts are set forth in the prospectuses for their variable annuity and life insurance products. However, the Funds have adopted a policy of "fair value" pricing to discourage investors in the Funds from engaging in market timing or other excessive trading strategies. The Funds' "fair value" pricing policy is described under "Investment in Fund Interests" at page 7 above. In addition, if JNAM identifies possibly questionable trading activity, it will communicate this to the service center for the relevant insurance company or qualified plan for further investigation and action, if appropriate.

                          REDEMPTION OF FUND INTERESTS

A separate account redeems interests in the Fund to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the JNL Variable Fund is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received.

The JNL Variable Fund may suspend the right of redemption only under the following unusual circumstances:

         o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

         o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

         o during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

GENERAL

The JNL Variable Fund is a limited liability company formed under the Delaware Limited Liability Company Act ("Act"). JNL Variable Fund consists of JNL/Mellon Capital Management Target Funds. Under the Act, the assets of any one Fund are not chargeable with liabilities of any other Fund.

The sole owners of each JNL/Mellon Capital Management Target Fund are JNL separate accounts that hold such interests pursuant to variable annuity and variable life insurance contracts. Each JNL/Mellon Capital Management Target Fund is treated by JNL as a "disregarded entity" for federal income tax purposes and is taxed as part of the operations of JNL.

CONTRACT OWNERS

Under current tax law, increases in the value of a Contract resulting from interest, dividend income and capital gains of the Funds of JNL Variable Fund that serve as funding vehicles for a Contract are not currently taxable, nor are losses currently deductible, when left to accumulate within a Contract. For a discussion of the tax status of the Contracts, please refer to the prospectus for the Contracts.

INTERNAL REVENUE CODE DIVERSIFICATION REQUIREMENTS

The Fund intends to comply with the diversification requirements currently imposed by the Internal Revenue Code of 1986, as amended and U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the tax deferred status of the Contracts issued by Jackson National Separate Account III. The Sub-Advisory Agreement requires the Fund to be operated in compliance with these diversification requirements. The sub-adviser may depart from the investment strategy of The DowSM 10 Fund in order to meet these diversification requirements. See the SAI for more specific information.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per interest data for one interest of the Fund. The information does not reflect any charges imposed by an Account investing in interests of the Fund. You should refer to the appropriate Account prospectus for additional information regarding such charges.

The information for 2001, 2002 and 2003 has been audited by KPMG LLP, independent accountants, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. The information for other periods shown below were audited by other auditors, whose report dated January 19, 2001, expressed an unqualified opinion.

                                                                                                      PERIOD FROM
                                                                                                      AUGUST 16,
                                                                                                       1999* TO
                                                           YEAR ENDED DECEMBER 31,                   DECEMBER 31,
                                              2003           2002          2001           2000           1999
                                         --------------   ------------ -------------- -------------- --------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD     $      8.15    $      9.05    $     9.35      $    8.93      $   10.00
                                         -------------- -------------- --------------  -------------  -------------

INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)                 (0.01)          0.07          0.12           0.04           0.24
  Net realized and unrealized gain
    (loss) on investments                       2.03          (0.97)        (0.42)          0.38          (1.31)
                                         -------------- -------------- -------------- -------------- --------------
  Total income (loss) from operations           2.02          (0.90)        (0.30)          0.42          (1.07)
                                         -------------- -------------- -------------- -------------- --------------


NET ASSET VALUE, END OF PERIOD           $     10.17    $      8.15    $      9.05     $    9.35      $    8.93
                                         ============== ============== ==============  =============  =============

TOTAL RETURN (A)                               24.79%         (9.94)%        (3.21)%        4.70%        (10.70)%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                        $     4,838    $     2,370     $    1,794      $  1,413      $     375

  Ratio of expenses to average net
   assets (b)                                   0.81%          0.83%          0.85%         0.85%          0.85%
  Ratio of net investment income to average
   net assets (b)                               3.06%          2.81%          2.35%         2.70%          2.58%
  Portfolio turnover                            75.9%         51.10%         39.70%        82.80%        114.10%
-------------------------------------------------------------------------------------------------------------------
  *Commencement of operations.

(a) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(b)  Annualized for periods less than one year.

                                   PROSPECTUS

                                   May 1, 2004

                          JNL(R) VARIABLE FUND III LLC

You can find more information about the JNL Variable Fund in:

         o The JNL Variable Fund's STATEMENT OF ADDITIONAL INFORMATION (SAI) dated May 1, 2004, which contains further information about the JNL Variable Fund, particularly its investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

         o The JNL Variable Fund's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.

You may obtain a copy of the current SAI or the most recent Annual and Semi-Annual Reports without charge, or make other inquiries, by calling (800) 766-4683 (toll-free), or writing the JNL Variable Fund III LLC Service Center, P.O. Box 378002, Denver, Colorado 80237-8002.

You also can review and copy information about the JNL Variable Fund (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington, D.C. Reports and other information about the JNL Variable Fund also are available on the EDGAR database on the SEC's Internet site (http://www.sec.gov), and copies may be obtained, after payment of a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section in Washington, D.C., 20549-0102. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-942-8090.


                                                            File No.:  811-09369

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2004

                          JNL(R) VARIABLE FUND III LLC



This Statement of Additional Information (the "SAI") is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNL Variable Fund III LLC Prospectus, dated May 1, 2004 (the "Prospectus"). The financial statements of the JNL Variable Fund III LLC for the year ended December 31, 2003, are incorporated by reference (which means they legally are a part of this SAI) from the JNL Variable Fund III's Annual Report to interest holders. The Prospectus and Annual Report may be obtained at no charge by calling (800) 766-4683, or writing P.O. Box 378002, Denver, Colorado 80237-8002.



                                TABLE OF CONTENTS

General Information and History...........................................   2
Common Types of Investments and Management Practices......................   2
Additional Risk Considerations............................................   9
Investment Restrictions...................................................  11
Managers and Officers of the JNL Variable Fund............................  12
Principal Holders of the Fund's Interests.................................  17
Investment Adviser, Sub-Adviser and Other Service Providers...............  17
Purchases, Redemptions and Pricing of Interests...........................  27
Description of Interests; Voting Rights; Interest Holder Inquiries........  28
Tax Status................................................................  29
Financial Statements .....................................................  31

                         GENERAL INFORMATION AND HISTORY

JNL Variable Fund III LLC (the "JNL Variable Fund") is an open-end management company organized as a Delaware limited liability company on January 26, 1999. The JNL Variable Fund offers interests in the JNL/Mellon Capital Management The DowSM 10 Fund (the "Fund"). The Fund is "non-diversified," which means the Fund may hold securities of a smaller number of issuers than if it was a "diversified" fund.

              COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES

This section describes some of the types of securities the Fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The Fund may invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with the Fund's investment objective(s) and policies described in the Prospectus and in this SAI.

BANK OBLIGATIONS. The Fund may invest in bank obligations, which include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

BORROWING AND LENDING. The Fund may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets. To secure borrowings, the Fund may mortgage or pledge securities in amounts up to 15% of its net assets.

CASH POSITION. The Fund may hold a certain portion of its assets in repurchase agreements and money market securities maturing in one year or less that are rated in one of the two highest rating categories by a nationally recognized statistical rating organization. The Fund also may invest cash balances in shares of affiliated money market funds and unaffiliated money market funds. For temporary, defensive purposes, the Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs. Commercial paper may have fixed, floating or variable rates, and a maturity of up to 270 days.

COMMON AND PREFERRED STOCKS. The Fund may invest in common and preferred stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Although common and preferred stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies or companies that are experiencing financial stress.

DEPOSITORY RECEIPTS. American Depository Receipts ("ADRs") typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, depository receipts in registered form are intended for use in the U.S. securities markets, while depository receipts in bearer form are intended for use in securities markets outside the U.S. Depository receipts may or may not be denominated in the same currency as the underlying securities which they represent.

Depository receipts may be issued in sponsored or unsponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depository receipts. In an unsponsored program, the issuer may not be directly involved in the creation of the program. Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and unsponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent a Fund invests in depository receipts of an unsponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis.

Depository receipts involve many of the same risks as direct investments in foreign securities, described below.

EXCHANGE TRADED FUNDS. Exchange traded funds ("ETFs") are funds, unit investment trusts or depository receipts that hold portfolios of stocks that closely track the performance and dividend yield of a specific index. Currently, the types of indices sought to be replicated by ETFs included domestic equity indices, fixed-income indices, sector indices and foreign or international indices. ETF shares are traded on exchanges and are traded and priced throughout the trading day. ETFs permit an investor to purchase a selling interest in a portfolio of stocks throughout the trading day. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETFs underlying securities. Additionally, if a fund decides to redeem its ETF shares rather than selling them on a secondary market, the fund may receive the underlying securities which it must sell in order to obtain cash. Most ETFs are investment companies. Therefore, a funds' purchase of ETF shares are subject to the limitations on and the risks of a funds' investment in other investment companies, which are described below.

FIXED-INCOME SECURITIES. A Fund may invest in fixed-income securities of companies that meet the investment criteria for the Fund. In general, fixed income securities represent a loan on money by the purchaser to the issuer. A fixed income security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time or at a specified date, called "maturity." The security issuer typically must meet its obligations associated with its outstanding fixed income securities before it may declare or pay any dividend to holders of its equity securities, and may also be obliged under the terms of its fixed income securities to maintain certain measures of financial condition. Bonds, notes and commercial paper are typical types of fixed income securities, differing in the length of the issuer's repayment schedule.

The price of fixed-income securities fluctuates with changes in interest rates and in response to changes in the financial condition of the issuer. The value of fixed income securities generally rises when interest rates fall, and fall when interest rates rise. Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes.

FLOATING AND ADJUSTABLE RATE OBLIGATIONS. The Fund may purchase adjustable or floating rate obligations, including floating rate demand notes and bonds. The Fund may invest in adjustable or floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Fund also may purchase adjustable or floating rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. While because of the adjustable or floating rate features of such obligations a Fund that invests in such securities will participate in increases in interest rates by earning higher interest payments, the Fund also will participate in decreases in interest rates. See also the discussion of "Variable Rate Securities" below.

FUTURES AND OPTIONS. Futures contracts are often used to manage risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The Fund may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. The Fund may purchase or sell call and put options on securities and financial indices, and may invest in futures contracts on financial indices, including interest rates or an index of U.S. government securities, or equity or fixed-income securities.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower the Fund's total return; and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts. These instruments may also be used for non-hedging purposes such as increasing the Fund's income.

The Fund's use of commodity futures and commodity options trading should not be viewed as providing a vehicle for interest holder participation in a commodity pool. Rather, in accord with regulations of the Commodity Futures Trading Commission ("CFTC"), and a proposed amendment and interpretation of those regulations by the CFTC, a Fund will employ such techniques only for (1) hedging purposes, or (2) otherwise to the extent that (i) the aggregate initial margin and required premiums do not exceed 5 percent of the Fund's net assets, or (ii) in the alternative, the aggregate "notional value" of the Fund's positions does not exceed the value of the Fund's net assets. "Notional value" means, in the case of futures contracts, the size of the contract, in units, multiplied by the market price per unit and, in the case of commodity options, the size of the contract, in contract units, multiplied by the strike price per unit.

HYBRID INSTRUMENTS. The Fund may purchase hybrid instruments, which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, a particular currency, or a domestic debt or common stock index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

ILLIQUID SECURITIES. The Fund may hold illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Illiquid investments generally include: repurchase agreements not terminable within seven days; securities for which market quotations are not readily available; restricted securities (securities that cannot be offered for sale to the public without first being registered under the Securities Act of
1933) not determined to be liquid in accord with guidelines established by the Fund's Board of Managers; over-the-counter (OTC) options and, in certain instances, their underlying collateral; and securities involved in swap, cap, collar and floor transactions. See the description of the Fund's investment restrictions below for more information about the Fund's policies with respect to investments in illiquid securities.

Reduced liquidity in the secondary market for illiquid securities may make it difficult or impossible for the Fund to obtain market quotations based on actual transactions for purposes of valuing the Fund's shares.

INVESTMENT COMPANIES. A Fund may invest in investment companies to the extent permitted under the 1940 Act, including unaffiliated money market funds. A Fund may invest cash balances in shares of investment companies, including affiliated investment companies, which are money market funds managed by the JNL Variable Fund's investment adviser or its affiliates. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

PORTFOLIO TURNOVER. The Fund may engage in short-term transactions if such transactions further its investment objective. The Fund may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. Portfolio turnover rates also may be increased by purchases or redemptions of a Fund's shares, because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption requests. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. The Fund may invest in repurchase or reverse repurchase agreements. A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement by the seller (generally by a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A repurchase agreement may be considered a loan collateralized by the underlying security, which typically is a U.S. Treasury bill or note, or other highly liquid short-term security. The Fund will only enter into repurchase agreements that are fully collateralized. For a repurchase agreement to be considered fully collaterized, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.

The Fund may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement. In addition, the Fund, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

When the Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes.

SECURITIES LENDING. The Fund may lend common stock to broker-dealers and financial institutions to realize additional income. As a fundamental policy, the Fund will not lend common stock or other assets if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) the Fund must receive any dividends or interest paid by the issuer on such securities; (c) the Fund must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) the Fund must receive either interest from the investment of collateral or a fixed fee from the borrower. The Fund might experience a loss if the borrowing broker-dealer or financial institution breaches its agreement with the Fund.

Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, the Fund may experience delays in, or be prevented from, recovering the collateral. During the period that the Fund seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. The Fund may also incur expenses in enforcing its rights. If the Fund has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

SECURITY-RELATED ISSUERS. The JNL Variable Fund has been granted exemptive relief from the Securities and Exchange Commission to allow the Fund to invest more than 5% of its assets (up to percentage limits specified in the exemptive relief as to the JNL/Mellon Capital Management Target Fund) in the securities of any issuer that derives more than 15% of its gross revenue from "securities related activities" (as defined in rule 12d3-1 under the Investment Company Act of 1940). This exemptive relief permits the JNL/Mellon Capital Management Target Fund to pursue its principal investment strategies that involve investment of a Fund's assets in securities of only a limited number of issuers, even where certain of those issuers may be "securities related" issuers.

SHORT SALES. The Fund may sell securities short. A short sale is the sale of a security the Fund does not own. If a Fund sells a security short, it must borrow from a broker-dealer or other lender that security to deliver to the purchaser in the short sale. A short sale is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. To the extent that the Fund engages in short sales that are not "against the box," it must maintain asset coverage in the form of assets determined to be liquid by the sub-adviser in accord with procedures established by the Board of Managers, in a segregated account, or otherwise cover its position in a permissible manner. If the value of the security sold short goes up, the Fund will have to buy it back at a higher price, resulting in a loss to the Fund, to make good on the borrowing.

U.S. GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed as to principal and interest by U.S. government agencies or instrumentalities. These securities are distinguished from U.S. government obligations issued by the U.S. Treasury, described below. Government agency and instrumentality securities include securities issued by the Federal National Mortgage Association ("Fannie Mae"), Government National Mortgage Association ("Ginnie Mae"), Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Administration, Student Loan Marketing Association, and the Tennessee Valley Authority. Some of these securities, such as those issued by Ginnie Mae, are supported by the full faith and credit of the U.S. government; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.

U.S. GOVERNMENT OBLIGATIONS. U.S. government obligations include bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

WARRANTS. The Fund may invest in warrants. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants constitute options to purchase common stock at a specific price, and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WRITING COVERED OPTIONS ON SECURITIES. The Fund may "write" (sell) covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the sub-adviser determines is appropriate in seeking to attain the Fund's investment objective. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund's obligation under the option. The Fund may also write combinations of covered puts and covered calls on the same underlying security.

The Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

                         ADDITIONAL RISK CONSIDERATIONS

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The use of futures, options, forward contracts, and swaps (derivative instruments) exposes the Fund to additional investment risks and transaction costs. If the sub-adviser seeks to protect the Fund against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Fund, the Fund could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include: (1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and
(4) the possible absence of a liquid secondary market for any particular instrument at any time.

HYBRID INSTRUMENTS. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of "Futures, Options, and Other Derivative Instruments" herein for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter or in a private transaction between the Fund and the seller of the hybrid instrument, the creditworthiness of the counter-party to the transaction would be an additional risk factor that the Fund must consider. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission, which generally regulates the trading of commodity futures on U.S. exchanges, the Securities and Exchange Commission, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

INVESTMENT STRATEGY RISKS. The common stocks selected for the Fund generally share attributes that have caused them to have lower prices or higher yields relative to other stocks in their respective index or exchange. The issuers of such common stocks may, for example, be experiencing financial difficulty, or be out of favor in the market because of weak performance, poor earnings forecasts or negative publicity; or they may be reacting to general market cycles. There can be no assurance that the market factors that caused the relatively low prices and high dividend yields of the common stocks selected will or will not change, that any negative conditions adversely affecting the stock prices will not deteriorate, that the dividend rates on the common stock will be maintained or that share prices will not decline further during the holding period of such stocks in the Fund, or that the common stock will continue to be included in the respective indices or exchanges. Investing in stocks with low share prices or highest dividend yields amounts to a "contrarian" strategy because these shares are often out of favor. Such strategy may be effective in achieving the Fund's investment objective because regular dividends are common for established companies and dividends have often accounted for a substantial portion of the total return on stocks of the index as a group. However, there is no guarantee that either the Fund's objective will be achieved or that the Fund will achieve capital appreciation of its portfolio holdings in excess of the Fund's expenses. Because of the contrarian nature of the investment strategies of the Fund, and the attributes of the common stock which caused inclusion in their portfolios, the Fund may not be appropriate for investors seeking either preservation of capital or high current income. In addition, the strategy for the Fund has underperformed its index in certain years.

LITIGATION. Certain of the issuers of common stock may be involved in the manufacture, distribution and sale of tobacco products. Pending litigation proceedings against such issuers in the United States and abroad cover a wide range of matters including product liability and consumer protection. Damages claimed in such litigation alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, labor unions and similar entities seeking reimbursement for health case expenditures, aggregate many billions of dollars.

In November 1998, certain companies in the U.S. tobacco industry, including Philip Morris, entered into a negotiated settlement with several states that would result in the resolution of significant litigation and regulatory issues affecting the tobacco industry generally. The proposed settlement, while extremely costly to the tobacco industry, would significantly reduce uncertainties facing the industry and increase stability in business and capital markets. Future litigation or legislation could adversely affect the value, operating revenues and financial position of tobacco companies and could adversely affect the Fund.

MICROSOFT. The Fund may include the stock of Microsoft Corporation in their portfolios. Microsoft Corporation has been engaged in litigation with the U.S. Department of Justice, 20 states and the District of Columbia. A federal appellate court affirmed a district court finding of liability against Microsoft for violation of the Sherman Antitrust Act and various state antitrust laws. One state withdrew from the litigation prior to the issuance of liability findings. Another settled its claims in July 2001. The claims of several other states were litigated through liability and have been conditionally settled as to the issue of remedy. On November 1, 2002, a federal district judge approved a settlement between Microsoft, the U.S. Department of Justice and the remaining nine other states and the District of Columbia. The settlement includes various provisions addressing licensing and pricing, middleware programs, retaliation against original equipment manufacturers, release of information and creation of a compliance committee. Microsoft is subject to the terms of the settlement for five years with the possibility of a one-time extension of up to two years.

Federal and state authorities continue to review the legality of Microsoft's licensing practices and potential abuses of its monopoly power. In addition, the European Union is also investigating allegations of Microsoft antitrust violations which may result in additional litigation. It is impossible to predict what impact any future litigation or settlement will have on Microsoft or the value of its stock.

At any time, litigation may be instituted on a variety of grounds with respect to the issuer of a common stock held in the Fund's portfolio. It is not possible to predict whether any litigation, including the above-described litigation, that has been or will be instituted, might have a material adverse effect on the JNL Variable Fund or the Fund.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES. The following are fundamental policies, which means they may not be changed without the affirmative vote of the majority of the outstanding voting securities of the JNL Variable Fund. The Investment Company Act of 1940 ("1940 Act") defines a majority vote as the vote of the lesser of
(i) 67% of the Fund interests represented at a meeting at which more than 50% of the outstanding interests are represented or (ii) more than 50% of the outstanding voting interests.

     (1)  The Fund may not issue senior securities.

     (2) The Fund will not borrow money, except for temporary or emergency purposes, from banks. The aggregate amount borrowed shall not exceed 25% of the value of the Fund's assets. In the case of any borrowing, the Fund may pledge, mortgage or hypothecate up to 15% of its assets.

     (3) The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933 when selling portfolio securities.

     (4)  The Fund will not purchase or sell real estate or interests therein.

     (5) The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

     (6) The Fund may invest in repurchase agreements and warrants and engage in futures and options transactions and securities lending.

The Fund is not a "diversified company," as that term is defined in the Investment Company Act of 1940, as amended. There are no limitations on the concentration of the investments held by the Fund in any particular industry or group of industries.

OPERATING POLICIES. The Managers have adopted additional investment restrictions for the funds. The restrictions or operating policies of the funds may be changed by the Managers without shareholder approval. The additional investment restrictions adopted by the Managers to date include the following:

          (a) A fund will not acquire any securities of registered open-end investment companies or unit investment trusts in reliance upon paragraphs (f) or (g) of Section 12(d)(1) of the 1940 Act.

INSURANCE LAW RESTRICTIONS. In connection with the JNL Variable Fund's agreement to sell interests in the Fund to separate accounts of insurance companies, Jackson National Asset Management, LLCSM (JNAM L.L.C.SM or the Adviser) and insurance companies may enter into agreements, required by certain state insurance departments, under which the Adviser may agree to use its best efforts to assure and to permit insurance companies to monitor that the Fund of the JNL Variable Fund complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If the Fund failed to comply with such restrictions or limitations, the insurance company would take appropriate action, which might include ceasing to make investments in the Fund or JNL Variable Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the JNL Variable Fund's operations.

                 MANAGERS AND OFFICERS OF THE JNL VARIABLE FUND

The officers of the JNL Variable Fund manage its day-to-day operations and are responsible to the JNL Variable Fund's Board of Managers. The Board of Managers sets broad policies for the Fund and chooses the JNL Variable Fund's officers. As of February 13, 2004, the Board reduced its membership to six Managers in anticipation of regulatory changes requiring that at least 75% of the Managers be disinterested. All of the Managers also serve as Trustees or Managers for the other investment companies in the Fund Complex (as defined below). Since December 2003, the Managers met as a consolidated Board for all of the investment companies in the Fund Complex.

The following is a list of the Managers and officers of the JNL Variable Fund and a statement of their present positions and principal occupations during the past five years. The following also lists the number of portfolios overseen by the Managers and other directorships of public companies or other registered investment companies held by the Managers.

For purposes of this section, the term "Fund Complex" includes each of the following investment companies: JNL Series Trust (46 portfolios), JNL Investors Series Trust (1 portfolio), JNL Variable Fund LLC (11 portfolios), and JNLNY Variable Fund I LLC (5 portfolios)

---------------------------- --------------- --------------- ------------------------ -------------------- -----------------
                                                                                           NUMBER OF
                                CURRENT                                                PORTFOLIOS IN THE        OTHER
                             POSITION WITH                                               FUND COMPLEX       DIRECTORSHIPS
  MANAGER/OFFICER (AGE) &       THE JNL        LENGTH OF      PRINCIPAL OCCUPATION      OVERSEEN BY THE      HELD BY THE
          ADDRESS            VARIABLE FUND    TIME SERVED     FOR THE PAST 5 YEARS          MANAGER            MANAGER
---------------------------- --------------- --------------- ------------------------ -------------------- -----------------
----------------------------------------------------------------------------------------------------------------------------
INTERESTED MANAGER
----------------------------------------------------------------------------------------------------------------------------
---------------------------- --------------- --------------- ------------------------ -------------------- -----------------
Robert A. Fritts* (55)       Manager,        2/99 to         Senior Vice President            63           None
1 Corporate Way              President and   present         (9/03 to present) and
Lansing, MI 48951            Chief                           Controller of Jackson
                             Executive                       National Life
                             Officer                         Insurance Company
                                                             (8/82 to present);
                                                             Vice President of
                                                             Jackson National
                                                             Life Insurance
                                                             Company (8/82 to
                                                             8/03); Trustee or
                                                             Manager and (since
                                                             12/02) President
                                                             and Chief Executive
                                                             Officer, of each
                                                             other investment
                                                             company in the Fund
                                                             Complex.
---------------------------- --------------- --------------- ------------------------ -------------------- -----------------
----------------------------------------------------------------------------------------------------------------------------
DISINTERESTED MANAGERS
----------------------------------------------------------------------------------------------------------------------------
---------------------------- --------------- --------------- ------------------------ -------------------- -----------------
Dominic D'Annunzio (65)      Chairman of     6/03 to         Acting Commissioner of           63           None
1 Corporate Way              the Board       present; 4/00   Insurance for the
Lansing, MI 48951            (2/04 to        to 2/02         State of Michigan
                             present) and                    (1/90 to 5/90)
                             Manager                         (8/97  to 5/98)
---------------------------- --------------- --------------- ------------------------ -------------------- -----------------
---------------------------- --------------- --------------- ------------------------ -------------------- -----------------
Michael Bouchard (47)        Manager         4/00 to present Sheriff, Oakland                 63           None
1 Corporate Way                                              County, Michigan;
Lansing, MI 48951                                            Senator - State of
                                                             Michigan (1991to
                                                             1999); Chairman -
                                                             Financial Services
                               Committee (1/95 to
                                                             1/99)
---------------------------- --------------- --------------- ------------------------ -------------------- -----------------
---------------------------- --------------- --------------- ------------------------ -------------------- -----------------
Michelle Engler (45)         Manager         4/00 to present Attorney (1983 to                63           Director of
1 Corporate Way                                              present); First Lady                          Federal Home Loan
Lansing, MI 48951                                            of the State of                               Mortgage
                                                             Michigan (1991-2002);                         Corporation
                                                             Michigan Community
                                                             Service Commission
                                                             Chair (1991 to 2000)
---------------------------- --------------- --------------- ------------------------ -------------------- -----------------
---------------------------- --------------- --------------- ------------------------ -------------------- -----------------
Joseph Frauenheim (69)       Manager         12/03 to        Consultant (Banking)             63           None
1 Corporate Way                              present
Lansing, Michigan
---------------------------- --------------- --------------- ------------------------ -------------------- -----------------
---------------------------- --------------- --------------- ------------------------ -------------------- -----------------
Richard D. McLellan (61)     Manager         12/03 to        Member, Dykema Gossett           63           None
1 Corporate Way                              present         PLLC (Law Firm)
Lansing, Michigan
---------------------------- --------------- --------------- ------------------------ -------------------- -----------------

* Mr. Fritts is an "interested person" of the JNL Variable Fund due to his position with Jackson National Life Insurance Company, which is the parent company of the Adviser.


---------------------------- --------------- --------------- ------------------------ --------------------- -------------------
                                                                                           NUMBER OF
                                CURRENT                                                PORTFOLIOS IN THE          OTHER
                             POSITION WITH                                                FUND COMPLEX        DIRECTORSHIPS
 MANAGER/OFFICER (AGE) &        THE JNL       LENGTH OF       PRINCIPAL OCCUPATION       OVERSEEN BY THE        HELD BY THE
          ADDRESS            VARIABLE FUND    TIME SERVED     FOR THE PAST 5 YEARS          MANAGER              MANAGER
---------------------------- --------------- --------------- ------------------------ --------------------- -------------------
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS
-------------------------------------------------------------------------------------------------------------------------------
---------------------------- --------------- --------------- ------------------------ --------------------- -------------------
Mark D. Nerud (37)           Vice            2/99 to         Chief Financial          Not Applicable        Not Applicable
225 West Wacker Drive,       President,      present         Officer (11/00 to
Chicago, IL 60606            Treasurer and                   present) and Managing
                             Chief                           Board Member of the
                             Financial                       Adviser (11/00 to
                             Officer                         11/03); Vice
                                                             President, Treasurer,
                                                             Chief Financial
                                                             Officer of other
                                                             Investment Companies
                                                             advised by the
                                                             Adviser; Vice
                                                             President - Fund
                                                             Accounting &
                                                             Administration of
                                                             Jackson National Life
                                                             Insurance Company
                                                             (1/00 to present)
---------------------------- --------------- --------------- ------------------------ --------------------- -------------------
---------------------------- --------------- --------------- ------------------------ --------------------- -------------------
Susan S. Rhee (32)           Vice            1/00 to         Secretary of the         Not Applicable        Not Applicable
1 Corporate Way              President,      present         Adviser (11/00 to
Lansing, MI 48951            Counsel and                     present); Assistant
                             Secretary                       Vice Present of
                                                             Jackson National Life
                                                             Insurance Company
                                                             (8/03 to present);
                                                             Associate General
                                                             Counsel of Jackson
                                                             National Life
                                                             Insurance Company
                                                             (7/01 to present),
                                                             Senior Attorney of
                                                             Jackson National Life
                                                             Insurance Company
                                                             (1/00 to 7/01);
                                                             Goldman, Sachs & Co.
                                                             (10/99 to 12/99); Van
                                                             Eck Associates
                                                             Corporation (9/97 to
                                                             10/99)
---------------------------- --------------- --------------- ------------------------ --------------------- -------------------

               COMMITTEES OF THE BOARD OF MANAGERS

The Audit Committee assists the Board of Managers in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the JNL Variable Fund to the public or government agencies. The Audit Committee is responsible for the selection, subject to ratification by the Board, or the JNL Variable Fund's independent auditor, and for the approval of the auditor's fee. The Audit Committee also reviews the JNL Variable Fund's internal controls regarding finance, accounting, legal compliance and the JNL Variable Fund's auditing, accounting and financial processes generally. The Audit Committee also serves as JNL Variable Fund's "Qualified Legal Compliance Committee," for the confidential receipt, retention and consideration of reports of evidence of material violations under rules of the Securities and Exchange Commission. Messrs. Frauenheim, McLellan, Bouchard and D'Annunzio and Mrs. Engler are the members of the Audit Committee. Mr. Frauenheim is Chair of the Audit Committee. The Audit Committee had three meetings in the last fiscal year.

The Pricing Committee oversees the valuation of portfolio securities when there are missing prices or pricing errors. As of February 12, 2004, Messrs. Nerud and Fritts are the members of the Pricing Committee. Actions of the Pricing Committee in determining the fair value of portfolio securities are subject to subsequent ratification by the Board. The Pricing Committee had 12 meetings in the last fiscal year.

CERTAIN POSITIONS OF DISINTERESTED MANAGERS AND THEIR FAMILY MEMBERS

None of the disinterested Managers, nor any member of a disinterested Manager's immediate family, held any position (other than the disinterested Manager's position as such with the JNL Variable Fund or other funds in the Fund Complex) including as officer, employee, director or general partner during the two most recently completed calendar years with: (i) any Fund; (ii) an investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of any Fund; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund.

OWNERSHIP OF MANAGERS OF SHARES IN THE FUND OF THE JNL VARIABLE FUND

As of December 31, 2003, the Managers beneficially owned the following interests in shares of the Fund:

------------------------------- -------------------------------------------- --------------------------------------------
                                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                                               SECURITIES IN ALL REGISTERED INVESTMENT
                                 DOLLAR RANGE OF EQUITY SECURITIES IN THE     COMPANIES OVERSEEN BY THE MANAGER IN THE
           MANAGER                                 FUND                                     FUND COMPLEX
------------------------------- -------------------------------------------- --------------------------------------------
Robert A. Fritts                                   None                                     Over $100,000
------------------------------- -------------------------------------------- --------------------------------------------
------------------------------- -------------------------------------------- --------------------------------------------
Michael Bouchard                                   None                                         None
------------------------------- -------------------------------------------- --------------------------------------------
------------------------------- -------------------------------------------- --------------------------------------------
Michelle Engler                                    None                                         None
------------------------------- -------------------------------------------- --------------------------------------------
------------------------------- -------------------------------------------- --------------------------------------------
Dominic D'Annunzio                                 None                                         None
------------------------------- -------------------------------------------- --------------------------------------------
------------------------------- -------------------------------------------- --------------------------------------------
Joseph Frauenheim                                  None                                         None
------------------------------- -------------------------------------------- --------------------------------------------
------------------------------- -------------------------------------------- --------------------------------------------
Richard D. McLellan*                               None                                     Over $100,000
------------------------------- -------------------------------------------- --------------------------------------------

*Mr. McLellan owns a Jackson National Life Insurance Company variable annuity under which his investment is allocated to the investment divisions that invest in the Funds in the Fund Complex.

As described in the Prospectus, interests in the Fund are sold only to separate accounts of Jackson National Life Insurance Company. Mr. Fritts is the beneficial owner of interests in certain other funds in the Fund Complex through his participation in a qualified retirement plan maintained by Jackson National Life Insurance Company for its officers and employees, which invests in certain other funds in the Fund Complex.

OWNERSHIP BY DISINTERESTED MANAGERS OF INTERESTS IN CERTAIN AFFILIATES OF THE JNL VARIABLE FUND

As of December 31, 2003, none of the disinterested Managers, nor any member of a disinterested Manager's immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of any Fund, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of any Fund.

MANAGER COMPENSATION

The officers of the JNL Variable Fund and the Manager who is an "interested person" receive no compensation from the JNL Variable Fund The Chairman of the Board of Managers receives an annual retainer fee of $10,000. Disinterested Managers are paid an annual retainer fee of $25,000. Each manager receives a fee of $5,000 for each meeting of a fund in the Fund Complex that they attend and $2,500 for each telephonic meeting that they attend. Managers receive $2,500 for each Audit Committee meeting they attend and $1,250 for each telephonic Audit Committee meeting they attend. The Chairman of the Audit Committee receives an annual retainer fee of $5,000. The fees of the disinterested Managers are paid by JNAM L.L.C. as Administrator of the JNL Variable Fund.

The disinterested Managers received the following compensation for services as a Manager during the fiscal year ended December 31, 2003:

------------------------------- ------------------- ---------------- --------------- ------------------
                                                      PENSION OR
                                                      RETIREMENT                          TOTAL
                                   AGGREGATE           BENEFITS        ESTIMATED       COMPENSATION
                                COMPENSATION FROM     ACCRUED AS         ANNUAL        FROM FUND AND
                                 THE JNL VARIABLE    PART OF FUND    BENEFITS UPON     FUND COMPLEX
           MANAGER                     FUND            EXPENSES        RETIREMENT    PAID TO MANAGERS
------------------------------- ------------------- ---------------- --------------- ------------------
------------------------------- ------------------- ---------------- --------------- ------------------
Michael Bouchard                     $27,500                  0            0              $27,500
------------------------------- ------------------- ---------------- --------------- ------------------
------------------------------- ------------------- ---------------- --------------- ------------------
Michelle Engler                      $27,500                  0            0              $27,500
------------------------------- ------------------- ---------------- --------------- ------------------
------------------------------- ------------------- ---------------- --------------- ------------------
Dominic D'Annunzio*                  $12,500                  0            0              $35,000
------------------------------- ------------------- ---------------- --------------- ------------------
------------------------------- ------------------- ---------------- --------------- ------------------
Joseph Frauenheim*                     $8,750                 0            0              $30,000
------------------------------- ------------------- ---------------- --------------- ------------------
------------------------------- ------------------- ---------------- --------------- ------------------
Richard D. McLellan*                   $7,500                 0            0              $30,000
------------------------------- ------------------- ---------------- --------------- ------------------

In June 2003, Mr. D'Annunzio became a member of the Board of Managers. Mr. Frauenheim and Mr. McLellan became Managers in December 2003.

Neither the JNL Variable Fund nor any of the other investment companies in the Fund Complex has adopted any plan providing pension or retirement benefits for Managers.

                    PRINCIPAL HOLDERS OF THE FUND'S INTERESTS

As of April 5, 2004, the officers and Managers of the JNL Variable Fund, as a group, owned less than 1% of the then outstanding interests of the JNL Variable Fund.

Because the interests in the Fund of JNL Variable Fund have been sold only to a separate account of Jackson National Life Insurance Company ("JNL(R)") to fund certain variable contracts (the "Contracts") issued by JNL through its separate account, as of April 5, 2004, JNL is the owner of record of all of the interests in the Fund.

As may be required by applicable law and interpretations of the staff of the SEC, JNL will solicit voting instructions from owners of Contracts regarding matters submitted to interest holder vote, and will vote the interests held by its separate accounts in accord with the voting instructions received from Contract owners to whose Contracts such interests are attributable. This is sometimes referred to as "pass through" voting. Further, those interests held in the separate accounts for which no voting instructions are received from Contract owners, also will be voted by JNL in the same proportions as those interests for which voting instructions are received from Contract owners. This is sometimes referred to as "echo" voting.

As of April 5, 2004, no persons beneficially owned more than 5% or more of the interests in the Fund.

           INVESTMENT ADVISER, SUB-ADVISER AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER

JNAM L.L.C., 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the JNL Variable Fund. As investment adviser, the Adviser provides the JNL Variable Fund with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company ("JNL(R)"), which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom.

The Adviser acts as investment adviser to the JNL Variable Fund pursuant to an Investment Advisory and Management Agreement. Prior to January 31, 2001, Jackson National Financial Services, LLC ("JNFS"), an affiliate of the Adviser, acted as investment adviser to the Fund. The Adviser assumed all related investment management duties from JNFS pursuant to a Plan of Merger dated January 31, 2001. The Board of Managers approved the merger on November 9, 2000.

The Investment Advisory and Management Agreement continues in effect for the Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Managers who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the Fund, and (ii) the interest holders of the Fund or the Board of Managers. It may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding interests of the Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement. The Investment Advisory and Management Agreement provides that the Adviser shall not be liable for any error of judgment, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. As compensation for its services, JNL Variable Fund pays the Adviser a fee in respect of each Fund as described in the Prospectus. The Fund is obligated to pay the Adviser the following fees:

          ASSETS                                 FEES
          ------                                 ----
          $0 to $50 million                      0.37%
          $50 to $100 million                    0.31%
          Over $100 million                      0.28%

The fees paid by the JNL Variable Fund to the Adviser pursuant to the Investment Advisory and Management agreement for the fiscal year ended December 31, 2001 and December 31, 2002 were $11,779 and $14,350, respectively. The fees paid were prior to the reduction in advisory fees. The fees paid by the Fund to the Adviser for the fiscal year ended December 31, 2003, were $16,776.

INVESTMENT SUB-ADVISER

The Adviser has entered into a Sub-Advisory Agreement with Mellon Capital Management Corporation ("Mellon Capital") to manage the investment and reinvestment of the assets of the Fund, subject to the Adviser's supervision.

Mellon Capital, a Delaware corporation and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, is the sub-adviser for each Fund of the JNL Variable Fund. Mellon Capital's address is 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial holding company.

Under the Sub-Advisory Agreement, Mellon Capital provides the Fund with discretionary investment services. Specifically, Mellon Capital is responsible for supervising and directing the investments of the Fund in accord with the Fund's investment objective, program, and restrictions as provided in the Prospectus and this Statement of Additional Information. Mellon Capital is also responsible for effecting all security transactions on behalf of the Fund. The Sub-Advisory Agreement also provides that Mellon Capital, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

The Sub-Advisory Agreement continues in effect for the Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Managers who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the Fund and by the interest holders of the Fund or the Board of Managers. It may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding interests of the Fund, and will terminate automatically upon assignment or upon the termination of the investment management agreement between the Adviser and the Fund. Additional Funds may be subject to a different agreement. The Sub-Advisory Agreement also provides that Mellon Capital is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (Code), applicable to the Fund (relating to the diversification requirements applicable to investments in funds underlying variable annuity contracts).

The Adviser is obligated to pay Mellon Capital out of the advisory fee it receives from the Fund the following fees:

              ASSETS                                               ANNUAL RATE
              ------                                               -----------
              First $50 million                                       0.12%
              Next $50 million                                        0.06%
              Over $100 million                                       0.03%

MANAGERS' CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Under the 1940 Act, an investment advisory or sub-advisory contract initially must be approved by a vote of the majority of the outstanding voting securities of the investment company (which, in the case of a newly organized Fund, may be a vote by the sole initial shareholder), and may continue in effect for a period longer than two years from the date of its execution only so long as continuance is specifically approved at least annually by the Managers or by a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the investment company.

Further, the 1940 Act requires that an investment advisory or sub-advisory agreement, or the continuance thereof, be approved by a vote of the majority of the disinterested Managers cast in person at a meeting called for the purpose of voting on such approval. The 1940 Act also places a specific duty upon the Managers to request and evaluate, and a corresponding duty upon the investment adviser and sub-adviser, if applicable, to furnish, such information as reasonably may be necessary to evaluate the terms of the agreement.

The Managers are presented at each of their regular meetings with reports and analyses by the Adviser and the sub-adviser regarding (i) the investment performance of the Fund of the JNL Variable Fund, in relation to benchmark indices and in relation to other funds having similar investment objectives;
(ii) Fund brokerage; and (iii) portfolio compliance matters. In addition to submitting quarterly written reports regarding the Fund under their management, portfolio management representatives of the Fund's sub-adviser also make in-person reports to the Managers at least annually.

The Managers review and consider these reports and presentations as part of their responsibility to manage the affairs of the JNL Variable Fund. These reports and presentations also form a part of the information considered by the Managers in determining whether to approve the continuation of the agreements with the Adviser and the sub-adviser.

Described below is a summary of additional information provided to and considered by the Managers, and their conclusions with respect thereto, that formed the basis of the Managers' approval of the current investment advisory and sub-advisory agreements of the JNL Variable Fund.

                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

The current Investment Advisory and Management Agreement between JNL Variable Fund and the Adviser contemplates a "manager of managers" structure, whereby the Adviser, with the approval of the Manager but without necessity of obtaining shareholders approval, may select, retain, and compensate an unaffiliated sub-adviser for the Fund, or materially amend agreements with unaffiliated sub-advisers. The Advisers and the JNL Variable Fund have been granted an exemption by the SEC. The "manager of managers" structure, and a form of Investment Advisory and Management Agreement were approved by the Managers at a meeting held on September 25, 2003, and approved by interest holders at a meeting held on December 1, 2003.

At their meeting on September 25, 2003, the Managers were presented by the Adviser with information regarding (i) the nature of the services to be provided to the Fund by the Adviser, including its procedures for monitoring and evaluating the sub-adviser and service providers; (ii) the fees proposed to be charged the Fund by the Adviser, in comparison with the fees charged other underlying funds of variable annuity products, including: (a) the proposed 20 bps reduction in fees for all Funds that approved the 20 bps Rule 12b-1 fee proposed to be charged to the Fund's Class A shares, and (b) the proposed further reduction in fees proposed to be charged to Funds whose interest holders approved sub-advisory agreements with Curian; (iii) ancillary benefits which might be expected to accrue to the Adviser in respect of its investment advisory relationship with the Fund, including the fees payable to the Adviser as administrator; (iv) the overall expenses of the Fund in comparison with other underlying funds of variable annuity products and (v) the Adviser's profitability from its investment advisory and other services to the Fund.

In determining to approve the Investment Advisory and Management Agreement with the Adviser, the Managers considered the information provided by the Adviser indicating: (i) the services to be provided by the Adviser under the agreement were necessary for the operation of the Fund; (ii) the quality of the services which had been provided by the Adviser in the past (iii) the compensation proposed to be paid the Adviser for its services under the agreement, including ancillary benefits, and the overall expenses of the Fund, were reasonable both in relation to the nature and quality of the services to be provided by the Adviser, and in relation to the fees and expenses of other underlying funds of variable annuity products and (iv) the Adviser's profitability from its services under the agreement.

At their meeting on February 12, 2004, the Managers were presented by the Adviser with information regarding the proposed change in sub-adviser from Curian Capital LLC to Mellon Capital Management Corporation. In addition, as described below, the Board was informed that if Mellon Capital were approved as sub-adviser to the Fund, the Adviser would pass through the proposed decrease in the sub-advisory fees.

         SUB-ADVISORY AGREEMENT WITH MELLON CAPITAL MANAGEMENT CORPORATION

The Board of Managers, at its February 12, 2004, meeting, approved a change in sub-advisor from Curian to Mellon Capital Management Corporation ("Mellon Capital"). In determining to approve the sub-advisory agreement, the Managers considered information provided by Mellon Capital, as well as information and analysis provided by the Adviser with respect to Mellon Capital. Specifically, the types of information considered by the Managers in determining approval of the sub-advisory agreement was in the best interests of the Fund, were the following:

     o The Managers were presented with information, prepared by Mellon Capital, describing Mellon Capital's investment processes, the security selection criteria employed in managing the Fund, and the qualifications of the Mellon Capital personnel involved in managing the Fund.

     o The Managers were presented with an analysis, prepared by the Advisor, comparing the sub-advisory fees charged by Mellon Capital with respect to other investment advisory clients pursuing investment strategies similar to those of the Fund, indicating the fees proposed to be paid Mellon Capital under the sub-advisory agreement were comparable with those paid by other funds for similar services, and lower than the Fund's current sub-advisory fee rates. The Managers also were told that the Adviser would correspondingly reduce the Fund's advisory fees, so that Contract owners would benefit from the fee reductions.

     o    The Managers considered Mellon's positive compliance history.

     o    The Managers were provided copies of Mellon Capital's Code of Conduct.

     o The Managers were provided copies of Mellon Capital's Statement of Policy on Brokerage Practices.

     o The Managers were provided copies of Mellon Capital's Statement of Policy on Allocation of Transactions Among Clients.

     o The Managers were provided copies of Mellon Capital's Proxy Voting Policies and Procedures.

LICENSE AGREEMENTS. JNL has entered into a License Agreement with Dow Jones & Company under the terms of which the Fund and JNL are permitted to use and refer to certain copyright, trademark and proprietary rights and trade secrets of Dow Jones & Company.

ADMINISTRATIVE FEE. The Fund pays to JNAM L.L.C., as administrator of the Fund (the "Administrator") an Administrative Fee of 0.15% of the average daily net assets of the Fund. In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Fund. In accord with the Administration Agreement, the Administrator is responsible for payment of expenses related to legal, audit, fund accounting, custody, printing and mailing and all other services necessary for the operation of the Fund. The Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, and the fees and expenses of the disinterested Managers and of independent legal counsel to the disinterested Managers.

CUSTODIAN AND TRANSFER AGENT. Mellon Trust of New England, N.A. (formerly Boston Safe Deposit & Trust Company), One Boston Place, Boston, Massachusetts 02108, acts as custodian for the Fund of the JNL Variable Fund. In general, the custodian is responsible for holding the cash and securities of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

JNAM L.L.C. is the transfer agent and dividend-paying agent for the Fund of the JNL Variable Fund.

INDEPENDENT ACCOUNTANTS. The JNL Variable Fund's independent accountants, KPMG LLP, 303 E. Wacker Drive, Chicago, Illinois 60601, audit and report on the Fund's annual financial statements and performs other professional accounting, auditing and advisory services when engaged to do so by the JNL Variable Fund. Prior to 2001, another auditing firm acted as independent accountants for the JNL Variable Fund.

THE DISTRIBUTOR. Jackson National Life Distributors, Inc. (the "Distributors" or "JNLD"), 8055 E. Tufts Avenue, Denver, Colorado 80237, is the distributor of the shares of the Trust. JNLD is a wholly owned subsidiary of Jackson National Life Insurance Company, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. The Distribution Agreement was approved by the Board of Managers on September 25, 2003.

RULE 12B-1 PLAN. Rule 12b-1 under the 1940 Act prohibits an investment company, or any separate series or class of shares, from engaging "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature," unless the company has adopted a written plan authorizing those expenditures in compliance with Rule 12b-1.

On September 25, 2003, the Board of Managers of the Companies, including all of the Independent Managers, approved the Rule 12b-1 Plan pursuant to the Rule 12b-1 with respect to the Class A interests of the Fund. Also at that meeting, the Board, including all of the Independent Managers, approved a related Distribution Agreement with JNLD, appointing JNLD as distributor of the interests of each Company. JNLD currently serves as distributor for other investment companies advised by JNAM and for Variable Contracts issued by Jackson National Life and Jackson National NY.

Current interest holders of the Fund, who will become the Class A interest holders of the Fund under the multi-class plan, must approve the Rule 12b-1 Plan before it may become effective for the Fund.

Under the Rule 12b-1 Plan, the Fund will accrue daily and pay quarterly to JNLD a Rule 12b-1 fee at a maximum annual rate of 0.20% of the average daily net assets attributable to the Class A interests of the Fund. To the extent consistent with the Rule 12b-1 Plan and applicable law, JNLD may use the Rule 12b-1 fees to reimburse itself or compensate broker-dealers, administrators, or others for providing distribution, administrative or other services. The types of services and expenses that may be reimbursed or compensated pursuant to the Rule 12b-1 Plan include, but are not limited to, the following:

     o Developing, preparing, printing, and mailing of advertisements, sales literature and other promotional material describing and/or relating to the Companies or the Fund, including materials intended for use by Jackson National Life and its affiliates, or for broker-dealer only use or retail use;

     o Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of interests of the Companies or the Fund;

     o Payment of servicing fees requested by broker-dealers or other financial intermediaries who sell Variable Contracts that offer the Fund.

     o Obtaining information and providing explanations to Variable Contract owners regarding the Fund's investment objectives and policies and other information about the Companies and the Funds, including the performance of the Fund.

     o Training sales personnel regarding the sale of Variable Contracts that relate to the Fund offered in those Variable Contracts.

     o Financing any other activity that the Companies' Board determines are primarily intended directly or indirectly to result in the servicing or sale of Fund interests.

During the fiscal year ended December 31, 2003, the Fund did not pay JNLD 12b-1 fees.

FUND TRANSACTIONS AND BROKERAGE. Pursuant to the Sub-Advisory Agreement, the sub-adviser is responsible for placing all orders for the purchase and sale of portfolio securities of the Fund with broker-dealers selected in their discretion. The sub-adviser is obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results for the Fund ("best execution"), and the sub-adviser has adopted policies and procedures intended to assist it in fulfilling that obligation. In doing so, a Fund may pay higher commission rates than the lowest available when sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

The cost of securities transactions for each portfolio consist not only of brokerage commissions (for transactions in exchange-traded equities and certain derivative instruments) or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Fund's transactions. Over-the-counter stocks, bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the sub-adviser may deal directly with dealers who make a market in the securities. Such dealers usually act as principals for their own account. Securities may also be purchased from various market centers.

In selecting broker-dealers through which to effect transactions, the sub-adviser gives consideration to a number of factors described in its policy and procedures. The sub-adviser's policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. Consideration of these factors by the sub-adviser, either in terms of a particular transaction or the sub-adviser's overall responsibilities with respect to the Fund and any other accounts managed by the sub-adviser, could result in the Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Under the terms of the Sub-Advisory Agreement, and subject to best execution, the sub-adviser also expressly is permitted to give consideration to the value and quality of any "brokerage and research services" (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended), including securities research, statistical, quotation, or valuation services provided to the sub-adviser by the broker-dealer. In placing a purchase or sale order, the sub-adviser may use a broker-dealer whose commission in effecting the transaction is higher than that another broker-dealer might have charged for the same transaction if the sub-adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the sub-adviser's overall responsibilities with respect to the Fund and any other accounts managed by the sub-adviser. Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Research services provided by broker-dealers through which the sub-adviser effects Fund transactions may be used by the sub-adviser in serving any or all of its accounts, and not all such services may be used by the sub-adviser in connection with the sub-adviser's services to the Fund

Where new issues of securities are purchased by a Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a sub-adviser in addition to selling the securities to the Fund or other advisory clients of the sub-adviser.

During the fiscal year ended December 31, 2003, the Fund did not direct portfolio securities transactions, nor pay commissions thereon, to broker-dealers which provided research services to the Fund's sub-adviser.

The Managers periodically review the sub-adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review commissions paid by the Fund over a period of time to determine if they are reasonable in relation to the benefit to the Fund.

Portfolio transactions for a Fund may be executed on an agency basis through broker-dealers that are affiliated with the Fund, the Adviser or a sub-adviser, if, in the sub-adviser's judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions.

All transactions with affiliated broker-dealers must comply with Rule 17e-1 under the 1940 Act, and are reported to and reviewed by the Managers on a regular basis.

Subject to compliance with Rule 10f-3 under the 1940 Act, the sub-adviser is permitted to purchase securities from an underwriting syndicate in which an affiliate of the sub-adviser is a member. All such transactions are reported to and reviewed by the Managers on a regular basis.

Subject to compliance with Rule 17a-7 under the 1940 Act, the sub-adviser is permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the sub-adviser. All such transactions are reported to and reviewed by the Managers on a regular basis.

There are occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or a sub-adviser, or an affiliated company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when the Adviser or the sub-adviser believes that to do so is in the interest of the Fund and the other accounts participating. When such concurrent authorizations occur the executions will be allocated in an equitable manner.

During the past three fiscal years, the Funs paid the following amounts in brokerage commissions for portfolio transactions:

                                               Fiscal year ended  Fiscal year ended  Fiscal year ended
                                               December 31, 2003  December 31, 2002  December 31, 2001
                                               -----------------  -----------------  -----------------

JNL/Mellon Capital Management Dow
Target 10 Fund (III)                               $5,130             $2,158              $2,228

During the past three fiscal years, the Fund paid the following amounts in brokerage commissions to affiliated broker-dealers:

                                               PERIOD ENDED         PERIOD ENDED         PERIOD ENDED
          NAME OF BROKER/DEALER             DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2001
          ---------------------             -----------------    -----------------    -----------------
Curian Clearing, Division of ICA                    0                      0                   0

The broker-dealer listed above is affiliated with the Fund through a sub-adviser.

The percentage of the Fund's aggregate brokerage commissions paid to affiliated broker-dealers during the fiscal year ended December 31, 2003 is as follows:

                       BROKER/DEALER                                   PERCENTAGE OF AGGREGATE COMMISSIONS
Curian Clearing, Division of ICA                                                           0%

As of December 31, 2003, the Fund did not own securities of one of the Fund's regular broker-dealers, or a publicly traded parent company of such broker-dealer.

CODE OF ETHICS. To mitigate the possibility that the Fund will be adversely affected by personal trading of employees, the JNL Variable Fund, the Adviser, and Mellon Capital have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information regarding portfolio transactions of the Fund. The JNL Variable Fund's and the Adviser's Code complies, in all material respects, with the recommendations of the Investment Company Institute. Subject to the requirements of the Codes, employees may invest in securities for their own investment accounts, including securities that may be purchased or held by the Fund.

PROXY VOTING FOR SECURITIES HELD BY THE FUND. The Board of Managers of the Fund has adopted a proxy voting policy and procedure pursuant to which the Managers have delegated proxy voting responsibility to JNAM, and pursuant to which JNAM has delegated proxy voting responsibility to the sub-adviser. The Fund has adopted the sub-adviser's proxy voting policies and procedures. A summary of the policies and procedures is attached to this SAI. The Managers will review each Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's Shareholders, JNAM, or the sub-adviser, the sub-adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of Managers, and a committee of the Board with responsibility for proxy oversight will instruct JNAM and sub-adviser on the appropriate course of action.

The Policy is designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The sub-adviser generally reviews each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The sub-adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercise the right to vote. In addition, the sub-adviser will monitor situations that may result in a conflict of interest between the Fund's shareholders and the sub-adviser, or affiliates of the Fund. Effective August 31, 2004, information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-766-4683 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                 PURCHASES, REDEMPTIONS AND PRICING OF INTERESTS

The Separate Account may purchase interests of the Fund at their net asset value. Interests are purchased using premiums received on policies issued by JNL. The Separate Account is funded by interests of the Fund.

All investments in the Fund are credited to the interest holder's account in the form of full and fractional interests of the Fund (rounded to the nearest 1/1000 of an interest). The JNL Variable Fund does not issue interest certificates.

As stated in the Prospectus, the net asset value ("NAV") of the Fund's interests is determined once each day on which the New York Stock Exchange ("NYSE") is open (a "Business Day") at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern Time, Monday through Friday). The NAV of Fund's interests is not determined on the days the NYSE is closed, which days generally are New Year's Day, Martin Luther King Jr. holiday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The per interest NAV of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of interests outstanding. In determining NAV, securities listed on the national securities exchanges, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Securities that are traded on the over-the-counter market are valued at their closing bid prices. The values of foreign securities and currencies are translated to U.S. dollars using exchange rates in effect at the time of valuation. The Fund will determine the market value of individual securities held by it, by using prices provided by one or more independent pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on the amortized cost basis.

The Managers have adopted procedures pursuant to which the Administrator may determine, subject to ratification by the Managers, the "fair value" of securities for which a current market price is not available.

The Fund calculates net asset value per share, and effects sales, redemptions and repurchases of its shares at that net asset value per share, as of the close of the NYSE once on each Business Day. Because the calculation of the Fund's net asset value does not take place contemporaneously with the determination of the closing prices of the majority of the foreign portfolio securities used in such calculation, the Fund's procedures for pricing portfolio securities authorize the Administrator, subject to ratification by the Managers, to determine the fair value of such securities for purposes of calculating the Fund's net asset value. This will occur if the Administrator determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices are deemed under the Fund's pricing procedures to be a significant event. Accordingly, on any day on which such specified percentage movements in U.S. equity market indices occur, the Administrator will adjust the closing prices of foreign portfolio securities, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the fair value of such securities for purposes of determining the Fund's net asset value.

The Fund may suspend the right of redemption for the Fund only under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of interest holders.

                    DESCRIPTION OF INTERESTS; VOTING RIGHTS;
                            INTEREST HOLDER INQUIRIES

DESCRIPTION OF INTERESTS. The JNL Variable Fund may issue an unlimited number of full and fractional interests of the Fund and divide or combine such interests into a greater or lesser number of interests without thereby changing the proportionate interests in the Fund. Each interest of the Fund represents an equal proportionate interest in the Fund with each other interest. The JNL Variable Fund reserves the right to create and issue any number of series of interests. In that case, the interests of each series would participate equally in the earnings, dividends, and assets of the particular Fund. Upon liquidation of the Fund, interest holders are entitled to share pro rata in the net assets of the Fund available for distribution to interest holders. Each issued and outstanding interest in the Fund is entitled to participate equally in dividends and distributions declared by the Fund, and in the net assets of the Fund remaining upon liquidations or dissolution after outstanding liabilities are satisfied. The interests of the Fund, when issued, are fully paid and nonassessable. They have no preemptive, conversion, cumulative dividend or similar rights. They are freely transferable. Interests in the Fund do not have cumulative rights. This means that owners of more than half of the JNL Variable Fund's interests voting for election of Managers can elect all the Managers if they so choose. Then, the remaining interest owners would not be able to elect any Managers.

VOTING RIGHTS. Interest holders are entitled to one vote for each interest held. Interest holders may vote on the election of Managers and on other matters submitted to meetings of interest holders. In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the holders of interests of the Fund affected by the proposal. When a majority is required under the 1940 Act it means the lesser of 67% or more of the interests present at a meeting when the holders of more than 50% of the outstanding interests are present or represented by proxy, or more than 50% of the outstanding interests.

Because the interests in the Fund of JNL Variable Fund have been sold only to a separate account of Jackson National Life Insurance Company to fund certain variable contracts (the "Contracts") issued by JNL through its separate account, as of September 25, 2003, JNL is the owner of record of all of the interests in the Fund. As may be required by applicable law and interpretations of the staff of the SEC, JNL will solicit voting instructions from owners of Contracts regarding matters submitted to interest holder vote, and will vote the interests held by its separate accounts in accord with the voting instructions received from Contract owners to whose Contracts such interests are attributable. This is sometimes referred to as "pass through" voting. Further, those interests held in the separate accounts for which no voting instructions are received from Contract owners, also will be voted by JNL in the same proportions as those interests for which voting instructions are received from Contract owners. This is sometimes referred to as "echo" voting.

INTEREST HOLDER INQUIRIES. All inquiries regarding the JNL Variable Fund should be directed to the JNL Variable Fund at the telephone number or address shown on the cover page of the Prospectus.

                                   TAX STATUS

The JNL Variable Fund consists of JNL/Mellon Capital Management Target Funds.

JNL/MELLON CAPITAL MANAGEMENT TARGET PORTFOLIOS

The only owners of any JNL/Mellon Capital Management Target Fund are JNL separate accounts that hold such interests pursuant to variable annuity and variable life insurance contracts. As a limited liability company whose interests are sold only to JNL Separate Accounts, the JNL Variable Fund and its JNL/Mellon Capital Management Target Funds are disregarded as entities for purposes of federal income taxation.

JNL, through its separate accounts, is treated as owning the assets of the JNL/Mellon Capital Management Target Funds directly and its tax obligations thereon are computed pursuant to Subchapter L of the Code (which governs the taxation of insurance companies). Under current tax law, interest, dividend income and capital gains of the JNL/Mellon Capital Management Target Funds are not taxable to the JNL/Mellon Capital Management Target Funds, and are taxed as part of the operations of JNL.

CONTRACT OWNERS

Under current tax law, increases in policy value resulting from interest, dividend income and capital gains are not currently taxable to (nor are losses currently deductible by) policy owners, when left to accumulate within a variable annuity policy. Additional information relating to the tax treatment of the variable annuity policies for which the Fund serves as underlying funding alternatives is contained in the prospectuses for those policies.

INTERNAL REVENUE CODE DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts (that is, the assets of the Fund) that fund contracts such as the variable annuity policies issued by JNL. Failure to satisfy those standards would result in imposition of federal income tax on a variable annuity or variable life insurance policy owner with respect to the increase in the value of the variable annuity or variable life insurance policy.
Section 817(h)(2) provides that a segregated asset account that funds contracts such as the variable annuity or variable life insurance policies is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

Treasury Regulations amplify the diversification standards set forth in Section 817(h) and provide an alternative to the provision described above. Under the regulations, a segregated asset account, such as the Fund of a JNL/Mellon Capital Management Target Fund, will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the Fund is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer. Each Sector Fund intends to comply with these diversification requirements.

Each JNL/Mellon Capital Management Target Fund is managed with the intention of complying with these alternative diversification requirements under the Treasury Regulations. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which could affect the investment performance of a Fund.

                              FINANCIAL STATEMENTS

The financial statements of the JNL/Mellon Capital Management The DowSM 10 Fund for the period ended December 31, 2003, are incorporated by reference (which means they legally are a part of this SAI) from the JNL Variable Fund's Annual Report to interest holders. The Annual Report is available at no charge upon written or telephone request to the JNL Variable Fund at the address and telephone number set forth on the front page of this Statement of Additional Information.

June 24, 2003


Summary of Mellon
Capital Management
Corporation Proxy
Voting Policy
and Procedures

Adviser, through its participation on Mellon's Proxy Policy Committee, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Adviser seeks to act solely in the best financial and economic interest of the applicable client. Adviser will carefully review proposals that would limit shareholder control or could affect the value of a client's investment. Adviser generally will oppose proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Adviser will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Adviser will attempt to ensure that management reasonably responds to the social issues.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

Adviser recognizes its duty to vote proxies in the best interests of its clients. Adviser seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon Financial Corporation securities and affiliated mutual fund securities.

Adviser will furnish a copy of its Proxy Voting Policy, any related procedures, and its voting guidelines to each advisory client upon request. Upon request, Adviser will also disclose to an advisory client the proxy voting history for its account after the votes have been recorded.

                       MUTUAL FUND PROXY VOTING GUIDELINES
                                (Revised 11/19/99

THE FOLLOWING ARE GENERAL GUIDELINES USED IN MUTUAL FUND VOTING PROXIES. HOWEVER, IT SHOULD BE NOTED THAT MANY ITEMS ARE CONSIDERED ON A CASE-BY-CASE BASIS IN LIGHT OF THE PARTICULAR CIRCUMSTANCES WHICH MAY ALTER THE APPLICATION OF THE GENERAL GUIDELINES. GUIDELINES ARE REVIEWED AND AMENDED FROM TIME TO TIME AT THE DISCRETION OF THE PROXY POLICY COMMITTEE ("PPC").

-------------------------------------------    ------------------------------------------- -----------------------------------------
ISSUE                                          MELLON POLICY (SEE GUIDELINE KEY)           CONSIDERATIONS FOR CASE-BY-CASE ANALYSIS
-------------------------------------------    ------------------------------------------- -----------------------------------------
FUNDAMENTAL INVESTMENT POLICIES - MAKE         FOR proposals to make nonfundamental                                             1.
NONFUNDAMENTAL OR ELIMINATE                    without other wording change or to
                                               eliminate if: (1) policy was in
                                               place for State blue sky laws
                                               that have been liberalized or
                                               repealed; or (2) if SEC regulates
                                               the activity covered by the
                                               proposal under Investment Company
                                               Act (40 Act).

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
FUNDAMENTAL INVESTMENT POLICY ON               FOR proposal prohibiting investment that                                         2.
CONCENTRATION                                  will result in the concentration (as
                                               defined in the 40 Act) in any one industry.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
FUNDAMENTAL INVESTMENT POLICY ON BORROWING     FOR proposal limiting ability to borrow or                                       3.
                                               to issue senior securities except as
                                               permitted under the 40 Act.

                                               AGAINST proposal to permit borrowing for
                                               purpose of leveraging.

                                               AGAINST proposal to permit purchase of
                                               portfolio securities while outstanding
                                               borrowing at maximum level permitted under
                                               40 Act.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
FUNDAMENTAL INVESTMENT POLICY ON UNDERWRITING  FOR proposal prohibiting underwriting                                            4.
                                               securities of other issuers except that the
                                               fund may engage in transactions involving
                                               the acquisition, disposition or resale of
                                               its portfolio securities, under certain
                                               circumstances where it be considered to be
                                               an underwriter (fit technical definition of
                                               underwriting) under the Securities Act of
                                               1933.
-------------------------------------------    ------------------------------------------- ------------------------------------ ----
FUNDAMENTAL INVESTMENT POLICY ON INVESTMENT    FOR proposals to prohibit direct investment                                      5.
IN REAL ESTATE                                 in real estate unless acquired through
                                               ownership of another security but to permit
                                               investment in issuer that invests in real
                                               estate and in other securities secured by
                                               real estate.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----




-------------------------------------------    ------------------------------------------- ------------------------------------ ----

ISSUE                                          MELLON POLICY (SEE GUIDELINE KEY)            CONSIDERATIONS FOR CASE-BY-CASE ANALYSIS

-------------------------------------------    ------------------------------------------- ------------------------------------ ----

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
FUNDAMENTAL INVESTMENT POLICY ON COMMODITIES   FOR proposals prohibiting purchase or sale                                       6
                                               of physical commodities, unless acquired
                                               as a result of ownership of securities or
                                               other instruments and provided that this
                                               restriction does not prevent the fund from
                                               engaging in transactions involving futures
                                               contracts, swap transactions and other
                                               financial contracts or investing in
                                               securities that are secured by physical
                                               commodities.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
FUNDAMENTAL INVESTMENT POLICY ON LENDING       FOR proposal to prohibit lending except                                          7
                                               for securities lending to broker/dealers
                                               or institutional investors for which
                                               initial collateralization is as least 102%
                                               for domestic and 105% for international;
                                               if less than 102% and 105% respectively,
                                               AGAINST.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
FUNDAMENTAL INVESTMENT POLICY ON               If fund has identified itself as                                                 8
DIVERSIFICATION                                diversified, FOR proposal to limit
                                               investment in any one issuer that would
                                               result in fund failing to qualify as
                                               diversified under the 40 Act.

                                               For money market funds, FOR proposal to
                                               enable fund to qualify under 2a-7 of the
                                               40 Act.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
INVESTMENT POLICY ON INVESTING IN UNSEASONED   AGAINST proposals to eliminate restriction   1. Type of fund.                    9
ISSUERS (FUNDAMENTAL OR NONFUNDAMENTAL)        on investment in unseasoned issuers.         2. Intended use.
                                                                                            3. % of total assets limit.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
INVESTMENT POLICY ON INVESTMENT IN ILLIQUID    FOR proposal to broaden definition                                               10
ASSETS (FUNDAMENTAL OR NONFUNDAMENTAL)         of illiquid assets to include 144A
                                               securities or other such restricted
                                               securities that are considered liquid in
                                               institutional markets if no other provisions
                                               changed.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
INVESTMENT POLICY ON INVESTING IN OTHER        FOR proposal to permit investment in other                                       9
MUTUAL FUNDS (FUNDAMENTAL OR NONFUNDAMENTAL)   mutual funds as permitted under the 40 Act
                                               if advisor has agreed to waive advisory
                                               fees or to ensure that there will be no
                                               duplicative fees on that portion of fund
                                               so invested.

                                               AGAINST all others.


-------------------------------------------    ------------------------------------------- ------------------------------------ ----
INVESTMENT POLICY ON CONTROL (FUNDAMENTAL OR   FOR proposals to prohibit investment for                                         10
NONFUNDAMENTAL)                                the purpose of management or the exercise
                                               of control but to permit voting
                                               the securities held in the fund
                                               as a shareholder in accordance
                                               with its own views.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----





-------------------------------------------    ------------------------------------------- ------------------------------------ ----
INVESTMENT POLICY ON PLEDGING (FUNDAMENTAL     FOR proposals to prohibit mortgaging,                                            11
OR NONFUNDAMENTAL)                             pledging, or hypothecation of any of its
                                               assets, provided that this shall
                                               not apply to the transfer of
                                               securities in connection with any
                                               permissible borrowing or to
                                               collateral arrangements in
                                               connection with permissible
                                               activities.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
INVESTMENT POLICY ON SHORT SALES               AGAINST - proposals to eliminate                                                 12
(FUNDAMENTAL OR NONFUNDAMENTAL)                restrictions.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
INVESTMENT POLICY ON REPURCHASE AGREEMENTS                                                                                      13
(FUNDAMENTAL OR NONFUNDAMENTAL)

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
INVESTMENT POLICY ON PURCHASING ON MARGIN                                                                                       14
(FUNDAMENTAL OR NONFUNDAMENTAL)

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
INVESTMENT POLICY ON INVESTING IN SECURITIES   FOR proposals to permit investment in                                            15
OF FOREIGN ISSUERS (FUNDAMENTAL OR             securities of foreign issuers if listed on
NONFUNDAMENTAL)                                U.S. exchange and not more than 10% of
                                               total assets.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
LIBERALIZED INVESTMENT GUIDELINES              FOR proposals to permit dollar-based                                             16
(FUNDAMENTAL OR NONFUNDAMENTAL)                voting rights.

                                               FOR proposals to eliminate notification to
                                               shareholders of appointment of trustee.

                                               FOR proposal to permit investment in
                                               issuers whose stock is owned by fund
                                               managers, officers or directors/trustees
                                               if conflict of interest issues are
                                               governed by a Code of Ethics.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
DEFINE MAJORITY OF SHAREHOLDERS AS "40 ACT     FOR but refer to PPC if other changes not                                        17
MAJORITY"                                      covered by a specific Mellon guideline are
                                               included in the proposal.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
CHANGE STATE OF ORGANIZATION TO DELAWARE       FOR                                                                              18

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
SALE, TRANSFER, CONVEYANCE OF ALL ASSETS -     AGAINST                                                                          19
LIQUIDATION, MERGER OR REORGANIZATION INTO
ANOTHER FUND WITHOUT SHAREHOLDER APPROVAL

-------------------------------------------    ------------------------------------------- ------------------------------------ ----





-------------------------------------------    ------------------------------------------- ------------------------------------ ----
EXPENSES                                       GUIDELINE A, unless overall expenses                                             20
                                               increase for most recent year by more than
                                               10%, and if so, AGAINST.

---------------------------------------------- -------------------------------------------- ------------------------------------- --
AUTHORIZE BLANK CHECK PREFERRED                AGAINST                                                                          21

(Added 4/9/99)

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
AUTHORIZE COMMON STOCK                         FOR if increase is not more than 100% of                                         22
                                               total of outstanding stock and reserved
(Added 4/9/99)                                 stock or if particular purpose is articulated,
                                               otherwise, AGAINST.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
ELIMINATE CLASS OF COMMON STOCK                FOR                                                                              23

(Added 11/19/99)

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
AUTHORIZE NEW CLASS OF COMMON STOCK            FOR                                                                              24
(OPEN-ENDED FUND)

(Added 11/19/99)

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
ELIMINATE OR REDUCE PAR VALUE OF STOCK         FOR                                                                              25

(Added 11/19/99)

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
GRANT PROXY FOR "OTHER BUSINESS" (not          AGAINST                                                                          26
specified)

-------------------------------------------    ------------------------------------------- ------------------------------------ ----


KEY:   A=     Vote in accordance with management recommendation.
       B=     Vote in accordance with management recommendation, but refer to
              Proxy Policy Committee if bundled with one or more anti-takeover proposals of type which must be referred to PPC.
       C=     Vote in accordance with management recommendation, but refer to
              Proxy Policy Committee if compensation not approved by committee of outside directors.
       D=     Vote in accordance with management recommendation, but refer to
              Proxy Policy Committee if management fails to respond meaningfully to proposal in its opposing statement by addressing issue.

                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

               PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES


                                  INTRODUCTION

     Jackson National Asset Management, LLC (JNAM or the Manager) views the proxy voting process as a component of the investment process and, as such, seeks to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for its clients. The Manager maintains a policy of seeking to protect the best interests of its clients should a proxy issue potentially implicate a conflict of interest between its clients and the Manager or its affiliates. Schedule A lists the mutual funds to which this policy relates (each, a Fund and, collectively, the Funds).

                          DELEGATION TO THE SUBADVISERS

     The Manager is authorized to delegate, in whole or in part, its proxy voting authority to its investment advisers (Subadvisers) or third party vendors, consistent with the policies set forth below. The Subadvisers are expected to identify and seek to obtain the optimal benefit for the Funds. The Manager believes that the Subadvisers generally are also best suited to evaluate and vote proxies for the securities they acquire for the Funds. Therefore, except as provided below, it is the Manager's policy to delegate its proxy voting responsibility, as delegated to it by each Fund's Board of Trustees/Managers, to the Subadviser of each Fund and to maintain substantial oversight to ensure that each Fund's Subadviser has written policies that meet certain minimum standards, as follows:

     1) The policies are expected to be reasonably designed to protect the best interests of the Fund.

     2) The Manager expects that a Subadviser's proxy voting guidelines will be set forth in sufficient detail. The proxy voting guidelines (or the Subadviser, through separate written means) should address at least the following issues:

          o The extent to which the Subadviser delegates its proxy voting decisions to a third party, or relies on the recommendations of a third party;

          o    Policies  and  procedures  relating  to  matters  that may affect
               substantially   the  rights  or  privileges  of  the  holders  of
               securities to be voted; and

          o Policies regarding the extent to which the Subadviser will support or give weight to the views of management of a portfolio company. The policies are expected to delineate procedures to be followed when a proxy vote presents a conflict between the interests of a Fund and the interests of its Subadviser or its affiliates, and to resolve any conflicts of interest based on the best interests of the Fund. If the matter involves an issue that is specifically addressed in the Subadviser's proxy voting policies, the proxy shall be cast in accordance with those policies.

     3) To the extent that a Subadviser identifies a material conflict of interest between itself and the interests of a Fund, the Subadviser shall notify the Manager at least annually and confirm how the conflict was resolved.

     4) Each Subadviser is expected to deliver to the Manager, or its appointed vendor, its annual proxy voting record in a form suitable for filing on Form N-PX. This form shall include the following information:

          o    Name of the issuer of the portfolio security;

          o    Exchange ticker symbol of the portfolio security;

          o    The CUSIP number of the portfolio security;

          o    The shareholder meeting date;

          o    A brief identification of the matter voted on;

          o Whether the matter was proposed by the issuer or by a security holder;

          o    Whether the registrant cast its vote on the matter;

          o    How the registrant cast its vote; and

          o    Whether the registrant cast its vote for or against management.

     5) The Manager shall report at least annually to each Fund's Board of Trustees/Managers, on the Fund's proxy voting during that year, including the resolution of any conflicts of interest during that period, any votes cast in contravention of a Subadviser's proxy voting policy, and any recommended changes in the Fund's proxy voting policies or third party service providers.

                     RESERVATION OF AUTHORITY OF THE MANAGER

     The Manager shall annually review the proxy voting policy of each Subadviser, and shall provide such policies annually to each Fund's Board of Trustees/Managers for review, to ensure that the Subadviser seeks the best interests of the Fund in voting proxies for the Fund, as described above. In addition, the Manager recognizes that in certain circumstances, a Subadviser may wish to abstain from a proxy vote based on a cost benefit analysis that casting a vote would not be in the overall best interests of the Fund it advises. In cases where the operational or other costs involved in voting a proxy outweigh potential benefits, the Manager would permit a Subadviser to abstain from voting. In particular, the Manager recognizes the following circumstances where voting might not be in the best interests of a Fund:

     o    Voting a proxy for securities held in a passively managed index fund;

     o Voting a proxy for certain foreign securities with "block out" or other restrictive features associated with proxy voting or which involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person; and

     o Voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote.

     In addition, the Manager reserves the right to vote proxies with respect to any portfolio of the Funds that is operated as "funds of funds" pursuant to
Section 12(d)(1)(G) of the Investment Company Act of 1940. Those portfolios invest solely in shares of other portfolios of the Funds. As a result, the Manager anticipates that all of the proposals to be voted on by the fund of funds portfolios will previously have been presented to the Board of Managers/Trustees of the Funds.

     Accordingly, it is the Manager's policy to vote Fund shares held by the fund of funds portfolios in accordance with the recommendation of the relevant Board with respect to the proposal, provided that such proposal has been approved by a majority of the independent Managers/Trustees on the relevant Board. The Manager believes that since all of the Board of Managers/Trustees of the Funds comprise a majority of independent Managers/Trustees, this policy will obviate any potential conflicts of interest. The Manager will report to the Trust's Board at least annually, as provided in paragraph 5 above, with respect to the Manager's voting of proxies on behalf of the fund of funds portfolios.

                                  RECORDKEEPING

     Rule 30b1-4 under the Investment Company Act of 1940 requires each Fund to file its complete proxy voting record on an annual basis (for each fiscal year ending June 30) on Form N-PX no later than August 31 of each year, beginning in 2004. The Manager will prepare and file Form N-PX on behalf of the Funds based on proxy voting data collected by a third party service provider retained by the Funds. In addition, the Manager will post this data on a public website, the address of which will be disclosed for the benefit of shareholders in the statement of additional information of any Fund filing its annual registration statement update on or after July 1, 2003. The Board of Trustees/Managers of each Fund has approved this policy effective September 25, 2003.

                                   SCHEDULE A


--------------------------------------------------------------------------------

                                  JNAM Clients
--------------------------------------------------------------------------------

JNL SERIES TRUST
--------------------------------------------------------------------------------

JNL INVESTORS SERIES TRUST
--------------------------------------------------------------------------------

JNL VARIABLE FUND LLC
--------------------------------------------------------------------------------

JNL VARIABLE FUND III LLC
--------------------------------------------------------------------------------

JNL VARIABLE FUND IV LLC
--------------------------------------------------------------------------------

JNL VARIABLE FUND V LLC
--------------------------------------------------------------------------------

JNLNY VARIABLE FUND I LLC
--------------------------------------------------------------------------------

JNLNY VARIABLE FUND II LLC
--------------------------------------------------------------------------------